THE EBI FUNDS, INC.
                            RELATIVE RETURN BOND PORTFOLIO
                             1315 Peachtree Street, N.E.
                               Atlanta, Georgia  30309

                                   November 1, 1995

          Dear Shareholder:

               The Board of Directors of The EBI Funds, Inc. (the "Fund") has recently reviewed and unanimously endorsed a proposal for reorganization of the Relative Return Bond Portfolio (the "Portfolio"), a series of the Fund, which they judge to be in the best interests of its shareholders. This proposal calls for combining the assets of the Portfolio with Income Portfolio, a separate series of the Fund, which has similar investment objectives.

              We have therefore called a Special Meeting of Shareholders to be held on December 14, 1995 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

               As a result of this transaction, your Portfolio would be combined with Income Portfolio, and you would become a shareholder of Income Portfolio, receiving shares of Income Portfolio having an aggregate net asset value equal to the aggregate net asset value of your investment in the Portfolio. No sales charge will be imposed in the transaction and the Closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for Federal income tax purposes.

               Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN DECEMBER 13, 1995.

               NOTE: You may receive more than one proxy package if you hold Portfolio shares in more than one account. You must return separate proxy cards for separate holdings. We have provided a postage-paid return envelope for each, which requires no postage if mailed in the United States.

                                        Sincerely,

                                        Hubert L. Harris, Jr.
                                        President

                                 THE EBI FUNDS, INC.
                            RELATIVE RETURN BOND PORTFOLIO

                             1315 Peachtree Street, N.E.
                               Atlanta, Georgia  30309

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on December 14, 1995

          To the shareholders of
               Relative Return Bond Portfolio
               of The EBI Funds, Inc.:

               NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Relative Return Bond Portfolio (the "Portfolio"), a series of The EBI Funds, Inc. (the "Fund"), will be held at the offices of the Fund at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, at 10:00 a.m.(local time), on December 14, 1995, for the following purposes:

               1.   To  consider  and vote  on  an  Agreement and  Plan  of
          Reorganization providing for the acquisition of all or substantially all of the assets of the Portfolio by Income Portfolio, in exchange for shares of Income Portfolio and the assumption by Income Portfolio of certain identified liabilities of the Portfolio, and for the distribution of such Income Portfolio shares to shareholders of the Portfolio and the subsequent termination and dissolution of the Portfolio; and

               2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof. The Board of Directors of the Fund has fixed the close of business on October 31, 1995 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting.

               EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                               By  Order  of   the  Board  of  Directors

                               TONY D. GREEN
                               Secretary

               YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

          November 1, 1995

                         INSTRUCTIONS FOR SIGNING PROXY CARDS


               The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

               1.   INDIVIDUAL  ACCOUNTS:   Sign your  name  exactly as  it
          appears in the registration on the proxy card.

               2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

               3.   ALL OTHER  ACCOUNTS:   The capacity  of the  individual
          signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           Registration                                   Valid Signature
           ____________                                   _______________

           Corporate Accounts

           (1)  ABC Corp.  . . . . . . . . . . . . . . .  John Doe,
                                                          Treasurer
           (2)  ABC Corp. c/o John Doe . . . . . . . . .  John Doe,
                                                          Treasurer
           (3)  ABC Corp. Profit Sharing Plan  . . . . .  John Doe,
                                                          Trustee

           Trust Accounts

           (1)  ABC Trust  . . . . . . . . . . . . . . .  Jane B. Doe,
                                                          Trustee
           (2)  Jane B. Doe, Trustee
                u/t/d 12/28/78 . . . . . . . . . . . . .  Jane B. Doe,
                                                          Trustee

           Custodial or Estate Accounts

           (1)  John B. Smith, Cust.
                f/b/o John B. Smith, Jr., UGMA . . . . .  John B. Smith
           (2)  John B. Smith  . . . . . . . . . . . . .  John B. Smith,
                                                          Jr., Executor

                                 THE EBI FUNDS, INC.
                            RELATIVE RETURN BOND PORTFOLIO
                             1315 Peachtree Street, N.E.
                               Atlanta, Georgia  30309

                              PROXY STATEMENT/PROSPECTUS

                                   November 1, 1995



               This Proxy Statement/Prospectus is being furnished to shareholders of Relative Return Bond Portfolio (the "Portfolio"), a series of The EBI Funds, Inc. (the "Fund"), in connection with a proposed reorganization (the "Reorganization") in which all or substantially all of the assets of the Portfolio would be acquired by Income Portfolio, a separate series of the Fund, in exchange for shares of Income Portfolio and the assumption of certain identified liabilities of the Portfolio. The shares of Income Portfolio thereby received would then be constructively distributed to shareholders of the Portfolio, and the Portfolio would be completely liquidated and dissolved. As a result of the Reorganization, each shareholder of the Portfolio would receive that number of full and fractional shares of Income Portfolio having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Portfolio held as of the close of business on the closing date of the
          Reorganization.    No  sales  charge   will  be  imposed  on  the
          transaction.

               The EBI Funds, Inc. is an open-end, diversified management investment company organized as a Maryland corporation. The investment objective of Income Portfolio is to achieve a high total return on investment through capital appreciation and current income, without regard to Federal income tax considerations. During normal market conditions at least 65% of Income Portfolio's assets will consist of income producing securities. Securities in which Income Portfolio invests consist primarily of U.S. Government obligations and carefully selected fixed income corporate obligations. The Income Portfolio may invest up to 35% of its assets in mortgage-backed securities. There can be no assurance that the investment objective of Income Portfolio will be achieved.

               The investment objective, policies and restrictions of Income Portfolio (and consequently, the risks of investing in it) are substantially the same as those of the Portfolio, but differ in certain respects. For a comparative discussion of these differences, see "Comparison of Investment Policies and Restrictions, and Risk Factors" in this Proxy Statement/Prospectus.

               This  Proxy Statement/Prospectus,  which should  be retained for future reference, sets forth concisely certain information about Income Portfolio that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies and restrictions of the Portfolio and Income Portfolio, and the risks of investing in either, see the prospectus for the Fund, dated May 1, 1995, as supplemented October 1, 1995 and October 25, 1995, which is included herewith and incorporated herein by reference. The Fund's 1994 Annual Report is also included herewith and incorporated herein by reference. A Statement of Additional Information dated November 1, 1995, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement is available upon request and without charge by writing to the Fund at the address above or by calling the Fund at 1-800-972-9030.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             Acquisition of the assets of

                            RELATIVE RETURN BOND PORTFOLIO

                           by and in exchange for shares of

                                   INCOME PORTFOLIO

                              Proxy Statement/Prospectus

                                   November 1, 1995


                                  TABLE OF CONTENTS



          1.   Synopsis
          2.   Fees and Expenses
          3.   Comparison of Investment Policies and
               Restrictions, and Risk Factors
          4.   Information About the Reorganization
          5.   Comparative Information on
               Shareholder Rights
          6.   Information About the Portfolios
          Other Business
          Voting Information
          Appendix A:  Agreement and Plan of Reorganization
          Appendix B:  Proxy

          1.   Synopsis.

               The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectus of the Fund and the Agreement and Plan of Reorganization attached to this Proxy Statement/Prospectus as Appendix A.

               The Proposed Reorganization. The Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund (the "Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all or substantially all of the assets of the Portfolio by Income Portfolio, in exchange for shares of Income Portfolio and the assumption by Income Portfolio of certain identified liabilities of the Portfolio. See "Information About the Reorganization" regarding details of the transaction. The Board of Directors of the Fund recommends approval of the Plan effecting the Reorganization, and therefore has submitted the Reorganization for approval by shareholders of the Portfolio at a Special Meeting of Shareholders to be held on December 14, 1995 (the "Meeting").

               Approval of the Reorganization with respect to the Portfolio requires the vote of a majority of the Portfolio's outstanding
          shares.   See "Voting Information."

               Investment Objectives, Policies and Restrictions. The investment objective of the Income Portfolio is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. Total return includes a combination of interest income from the portfolio's underlying securities, appreciation in the value of these securities and gains realized upon the sale of such securities.

               The investment objective of the Portfolio is to achieve a high total return on investment through current income and capital appreciation, without regard to federal income tax considerations.

               While the investment objectives, policies and restrictions of the Portfolio and Income Portfolio (and consequently, the attendant risk of investing in either the Portfolio or Income Portfolio) are substantially the same, there are certain differences between the Portfolio and Income Portfolio, which are outlined herein. See "Comparison of Investment Policies and Restrictions, and Risk Factors." For further discussion of the investment objectives, policies, and restrictions applicable to the Portfolio and Income Portfolio, see "Investment Objectives and Policies" in the accompanying prospectus of the Fund.

               Purchase, Redemption and Exchange Procedures. Shares of Income Portfolio and the Portfolio are offered at net asset value without a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of a set percentage of the dollar amount subject thereto during the first year after purchase. The set percentage for the Income Portfolio is 0.60%, and for the
          Portfolio is 0.50%. Shares of the Income Portfolio constructively distributed for shares of the Portfolio upon the reorganization contemplated herein will retain a CDSC rate of 0.50%. Purchases of both Income Portfolio and the Portfolio may be made through a professional financial consultant whose firm has a Selling/Servicing Agreement with INVESCO Services, Inc. Shares of Income Portfolio and the Portfolio may be redeemed through a broker-dealer, by mail, or by telephone in accordance with procedures described in the Fund's prospectus.

               Investors in the Portfolio and Income Portfolio may exchange shares of their respective portfolio held for at least 15 days for shares of the other portfolios of the Fund without payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems such shares or has them repurchased without a corresponding purchase of shares in another portfolio. The exchange privilege is limited to residents of states in which the shares of the portfolio being acquired are registered for sale.

               The Portfolio and Income Portfolio each requires a minimum initial investment of at least $25,000. Subsequent purchases of shares of the Portfolio and Income Portfolio are subject to a minimum investment requirement of $1,000 ($250 for an IRA Account). For further discussion on purchases, redemptions and exchange procedures, see "The EBI Funds, Inc. Shareholder Services Guide" in the accompanying prospectus.

               Tax Consequences. As a condition of closing, the Portfolio and Income Portfolio will obtain an opinion of counsel, based on certain facts, assumptions and representations made by the
          Portfolio and Income Portfolio, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information About the Reorganization."

               Dividend Policy. Both the Portfolio and Income Portfolio usually make monthly distributions of net investment income (including any net short-term capital gains), and an annual distribution of net realized capital gains during the month of December.

               Management of the Fund. INVESCO Services, Inc. ("ISI"), a Georgia corporation having its principal office at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, serves as the Investment Adviser, Manager, and Distributor of the Fund, including the Portfolio and Income Portfolio. ISI has been engaged in the investment advisory business since 1983, and is a wholly-owned subsidiary of INVESCO Capital Management, Inc. ("ICM").

               ICM is the sub-adviser to the Income Portfolio and INVESCO Management & Research, Inc. ("IMR"), formerly Gardner and Preston Moss, Inc., is the sub-adviser to the Portfolio. For further discussion of the management of the Portfolios, see "Management of the Fund" in the accompanying prospectus of the Fund.

          2.   Fees and Expenses.

               For services to be rendered and the expenses to be assumed by ISI under the Investment Advisory Agreement, the Portfolio and the Income Portfolio each pay to ISI an advisory fee which is computed daily and paid as of the last day of each month on the basis of each Portfolio's daily net asset value, using for each daily calculation the most recently determined net asset value of the applicable Portfolio. On an annual basis, the advisory fee is equal to 0.65% of the average net asset value of the Income Portfolio, and 0.50% of the average net asset value of the Portfolio. For a minimum of three years beginning October 1, 1995, ISI has agreed to waive that portion of its advisory fees with respect to Income Portfolio in excess of 0.40%.

               As manager to the Fund, ISI also provides operating services pursuant to an Operating Services Agreement with the Fund. Under the Operating Services Agreement, each portfolio, including Income Portfolio and the Portfolio, pays to ISI an annual fee of 0.50% of daily net assets of the portfolio for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. The agreement provides that ISI pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses.

               Pursuant to Rule 12b-1, the Portfolio and the Income Portfolio, as well as certain other portfolios of the Fund, have adopted a plan of distribution (the "Plan of Distribution") which provides that each portfolio may incur certain distribution and maintenance fees which may not exceed a maximum amount equal to 0.50% per annum of the average net assets of the Portfolio, and 0.60% of the average annual net assets of Income Portfolio. This expense includes the payment of 0.25% of average annual net assets to broker-dealers as a "service fee" for providing account maintenance or personal service to existing shareholders.

               The combined effect of the Advisory Agreement, Operating Services Agreement, and Plan of Distribution of the Fund is to place a cap or ceiling on the total expenses of each portfolio of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. ISI has voluntarily agreed to adhere to maximum expense ratios for the portfolios. To the extent that expenses exceed the amounts listed below, ISI will waive its fees or reimburse the portfolio to assure that expenses do not exceed the designated maximum amounts. In any calendar year, the expenses of the Portfolio and Income Portfolio may not exceed 1.50% and 1.75%, respectively, of average net assets. For a minimum of three years beginning October 1, 1995, ISI has agreed to waive that portion of its fees with respect to Income Portfolio such that expenses may not exceed 1.50%.

           Shareholder Transaction Expenses:
           Maximum Sales Charge Imposed on Purchases
           of Shares                                   None
           (as a percentage of offering price) . . .

           Contingent Deferred Sales Charge            Income Portfolio,
           (as a percentage of original                0.60% first year;
           purchase price, or redemption               Portfolio 0.50%*
           price, whichever is lower . . . . . . . .   first year; Both
                                                       Portfolios, 0%
                                                       after first year

          * Shares of the Income Portfolio constructively distributed for shares of the Portfolio upon the reorganization contemplated herein will retain a CDSC rate of 0.50%.

               The table below compares the Portfolio's annual fund operating expenses for the fiscal year ended December 31, 1994 (restated to reflect current fees) with Income Portfolio's operating expenses for the same period (restated to reflect current fees).

          Annual Operating Expenses After Expense Reimbursement, (as a percentage of average net assets):

                                                              Total
                            Advisory    12b-1      Other    Operating
              Portfolio       Fees      Fees(1)   Expenses   Expenses
              _________     ________    _____     ________  _________

           Income
           Portfolio(2)      0.40%      0.60%      0.50%      1.50%
           The Portfolio    10.50%      0.50%      0.50%      1.50%


               (1) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD.

               (2) ISI has voluntarily agreed to limit certain of its fees with respect to Income Portfolio for a minimum of three years beginning October 1, 1995. But for ISI's waiver of expenses, the fees paid by Income Portfolio (restated to reflect current fees) would have been as follows: advisory fees, 0.65%; 12b-1 fees, 0.60%; other expenses, 0.50%; total operating expenses, 1.75%. Example of Portfolio Expenses:

          A shareholder would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return, and (2) redemption at the end of each time period:

                                    1 year   3 years  5 years 10 years
                                    ______   _______  _______ ________


                  Income Portfolio    $21      $47     $82      $179
                  The Portfolio       $20      $47     $82      $179


          A shareholder would pay the following expenses on the same investment, assuming no redemption:


                           1 year  3 years  5 years  10 years
                           _____   ______   _______  ________

     Income Portfolio        $15     $47      $82      $179
     The Portfolio           $15     $47      $82      $179


               The foregoing table is intended to assist investors in understanding the costs and expenses that a shareholder in the applicable Portfolios will bear directly or indirectly. The Examples should not be considered a representation of past or future expenses, and actual expenses may be more or less than those assumed for purposes of the Examples. The assumed 5% return is hypothetical and should not be considered a representation of past or future annual returns.

          3.   Comparison of Investment Policies and Restrictions, and Risk
               Factors.

               Although the investment objectives, policies and restrictions of the Portfolios are similar, there are certain differences between them. This section will discuss and compare the investment policies of the Portfolios and will discuss and compare the risks associated with investing the Portfolios. There can be no assurance that either the Portfolio or Income Portfolio will achieve its stated investment objective. Investment restrictions for the Portfolios are listed in the
          Statement   of   Additional    Information,   under   "Investment
          Restrictions."

               Income  Portfolio  invests   primarily  in  U.S.  Government
          obligations and fixed income corporate obligations which ICM considers to be of investment grade quality. It may also invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), and may enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts". The Income Portfolio also may use options to purchase or sell covered interest rate futures contracts or debt securities and may write covered call options and cash secured puts. Covered call options and cash secured puts will not exceed 25% of total assets. The Income Portfolio may use financial futures contracts and related options only for "bona fide hedging" purposes. For further discussion on the Income Portfolio's investment policies and restrictions, see "Investment Objectives and Policies" and "Risk Factors and Policies Relevant to the Portfolios" in the accompanying prospectus of the Fund.

               The Portfolio invests primarily in a diversified portfolio of U.S. Government obligations and corporate debt securities. It may also invest in mortgage- and asset-backed securities, CMOs, zero-coupon bonds, municipal obligations, dollar-denominated obligations of U.S. branches of foreign banks ("Yankee Bonds"), foreign currency denominated securities and foreign fixed income securities. Additionally, the Portfolio may invest in interest rate futures contracts and options thereon, commodity futures contracts and options, and foreign currency futures contracts and options. The Portfolio may use financial futures contracts and related options only for "bona fide hedging" purposes. For further discussion on the Portfolio's investment policies and restrictions, see "Investment Objectives and Policies" and "Risk Factors and Policies Relevant to the Portfolios" in the accompanying prospectus of the Fund.

               The following section discusses the only investment policy permitted by Income Portfolio which is not permitted by the Portfolio, and the associated risk factors of the policy:

               Income Portfolio may invest in mortgage pass-through securities which are securities representing interests in "pools" or mortgage loans in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

               Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage- Related Securities" in the Statement of Additional Information.

               Risks of mortgage-related securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

               Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

               Credit risk reflects the risk that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

               For further information, see the Statement of Additional Information. The following section discusses the investment policies of the Income Portfolio, which are more restrictive than comparable policies of the Portfolio:

               (1) The Income Portfolio may enter into interest rate futures contracts and options if, immediately after such a commitment, the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under future contract purchases would not exceed 30% of total assets. The Portfolio has no such restriction.

               (2) The Income Portfolio may lend up to 10% of its securities to broker-dealers or other institutional investors. The Portfolio may lend up to 40% of its assets.

               (3) The Income Portfolio may not invest in non-income producing securities if, immediately after such investment, more than 35% of the value of its total assets would be invested in such securities. This is a fundamental policy of the Income Portfolio. As an operating policy, however, the Income Portfolio does not intend to invest in non-income producing securities. The Portfolio has no such policy.

               (4) The Income Portfolio may not, with respect to 100% of the Income Portfolio's assets, invest in the securities of any one issuer, other than obligations of, or guaranteed by, the U.S. Government, its agencies, authorities or instrumentalities if, immediately after such investment, more than 5% of the value of the Portfolio's total assets, taken at market value, would be invested in such issuer; or more than 10% of such issuer's outstanding voting securities would be owned by Income Portfolio. In contrast, the Portfolio may not, with respect to 75% of the Portfolio's assets, invest in the securities of any one issuer, other than obligations of, or guaranteed by, the U.S. Government, its agencies, authorities or instrumentalities if, immediately after such investment, more than 5% of the value of the Portfolio's total assets, taken at market value, would be invested in such issuer; or more than 10% of such issuer's outstanding voting securities would be owned by the Income
           Portfolio.

               The   following  discusses   the  investment   policies  not
          permitted  by the  Income Portfolio  which are  permitted  by the
          Portfolio:

               Unlike Income Portfolio, the Portfolio may invest up to 10% of its assets in corporate bonds rated below Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P at the time of purchase. Income Portfolio invests only in those corporate obligations which ICM considers to be of investment grade quality, that is, those corporate obligations which in ICM's opinion have the investment characteristics described by Moody's in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa and by S&P in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. Furthermore, Income Portfolio may not invest in corporate securities not considered to be investment grade quality (as defined in the prospectus to the Fund), asset-backed securities, zero-coupon bonds, municipal obligations, Yankee Bonds, foreign currency-denominated securities, foreign fixed income securities, commodity futures contracts and options, and foreign currency futures contracts and options.

               During normal market conditions, Income Portfolio's overall average maturity will be in the 2.0 to 15.0 year range and is expected to average at approximately 7 years over a market cycle. During normal market conditions, the Portfolio's overall average maturity will be in the 3.5 to 6.5 year range and is expected to average at approximately 5 years over a market cycle.

               Portfolio  Transactions  and  Brokerage.   ISI,  ICM  or IMR
          arrange for the placement of orders and the execution of portfolio transactions for the Portfolios. Various brokerage firms may be used to carry out securities transactions. ISI, ICM and IMR have agreed to give primary consideration to the broker's or dealer's ability to provide the best execution of the transaction at prices most favorable to the Portfolios. Subject to primary consideration of best execution at prices most favorable to the Portfolios, ISI, ICM or IMR may, in the allocation of such investment transaction business, consider the general research and investment information and other services provided by the brokers and dealers, although they have adopted no formula for such allocation. These research and investment information services make available to ISI, ICM and IMR the views and information of individuals and research staffs of many securities firms for ISI's, ICM's or IMR's analysis and consideration. Although such information may be a useful supplement to ISI's, ICM's and IMR's own investment information, the value of such research and services is not expected to reduce materially the expenses of ISI, ICM or IMR in the performance of its services under the Advisory Agreements and will not reduce the advisory fee payable to ISI by the Portfolios. In recognition of the value of the above-described brokerage and research services provided by certain brokers, ISI, ICM and IMR, consistent with the standard of seeking to obtain the best execution on securities transactions, may place orders with such brokers for the execution of transactions for the Portfolios on which the commissions or discounts are in excess of those which other brokers might have charged effecting the same transactions. Further information on portfolio transactions and brokerage is discussed in the Statement of Additional Information.

          4.   Information About the Reorganization.

               Reasons  for  and  Purposes  of  the  Reorganization.

               The Reorganization has been recommended by the Board of Directors of the Fund as a means of combining similar portfolios of the Fund with similar investment objectives and policies in order to attempt to achieve enhanced investment performance and economies
               of  scale.   Achievement  of  this  goal  cannot, of
               course,  be assured.

               In reaching the decision to recommend that the shareholders of the Portfolio vote to approve the Reorganization, the Board of Directors concluded that the participation of the Portfolio in the Reorganization is in the best interests of the shareholders of the Portfolio and would not result in the dilution of shareholders' interests. Their conclusion was based on a number of factors, including the following:

               1. The Reorganization would permit the shareholders of the Portfolio to pursue substantially the same investment goals in a larger fund. A larger fund should enhance the ability of the investment adviser to effect portfolio transactions on more favorable terms and give the investment adviser greater investment flexibility and the ability to select a larger number of securities transactions for the combined funds, with the attendant ability to spread investment risks among a larger number of securities transactions. Combining the Portfolios will permit the reduction or elimination of certain duplicate costs and expenses which will contribute to the strength and viability of the surviving portfolio. In this regard, it was noted that the Portfolio and Income Portfolio have similar management arrangements.

               2. The Board of Directors considered the qualifications and experience of ICM in the field of investment management and concluded that they were very well qualified to provide the services currently provided by IMR to the Portfolio.

               Plan of Reorganization. The following summary of the proposed Plan is qualified in its entirety by reference to the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides that Income Portfolio will acquire all or substantially all of the assets of the Portfolio in exchange for shares of Income Portfolio and the assumption by Income Portfolio of certain identified liabilities of the Portfolio on December 18, 1995, (the "Closing Date"), or such later date as provided for pursuant to the Plan. Income Portfolio will not assume any liabilities or obligations of the Portfolio, other than those reflected in an unaudited statement of assets and liabilities of the Portfolio as of the normal close of business of the New York Stock Exchange (currently 4:00 p.m., New York City time) on December 15, 1995 (the "Valuation Date"). The number of full and fractional shares of Income Portfolio to be issued to shareholders of the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets of Income Portfolio and the Portfolio computed as of the close of business on the New York Stock Exchange on the Valuation Date. The net asset value per share for both Income Portfolio and the Portfolio will be determined by dividing their respective assets, less liabilities, by the total number of their respective outstanding shares. Portfolio securities of both Income Portfolio and the Portfolio will be valued in accordance with the valuation practices of Income Portfolio as described under "Net Asset Value" in the current prospectus of the Fund.

               The Board of Directors of the Fund has determined that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization, and that participation in the Reorganization is in the best interests of shareholders of the Portfolio and Income Portfolio, respectively.

               Prior to the Closing Date, the Portfolio will endeavor to discharge all of its known liabilities and obligations. The liabilities assumed are expected to relate generally to expenses incurred in the ordinary course of the Portfolio's operations, such as accounts payable relating to custodian and transfer agency fees, legal and accounting fees, and expenses of state securities registration of the Portfolio's shares. Income Portfolio will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Portfolio as of the close of the New York
          Stock Exchange on the Valuation Date prepared by Fund/Plan Services, Inc., the Fund's transfer agent, in accordance with generally accepted accounting principles consistently applied from the prior audited period. Income Portfolio will assume only those liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and will not assume any other liabilities.

               As of or prior to the Closing Date, the Portfolio contemplates declaring and paying a dividend or dividends which are intended to have the effect of distributing to the Portfolio's shareholders all of the Portfolio's net income which has not been distributed previously.

               Immediately   after   the   Closing,  the   Portfolio   will
          constructively distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Income Portfolio received by the Portfolio, and the Portfolio will then terminate. Such constructive distribution will be accomplished by the establishment of accounts on the shareholder records of Income Portfolio in the name of Portfolio shareholders, each representing the respective pro rata number of full and fractional shares of Income Portfolio due such shareholders. After the Closing Date, any outstanding certificates representing shares of the Portfolio will represent shares of Income Portfolio constructively distributed to the record holders of the Portfolio. Share certificates of the Portfolio will, upon presentation to the Transfer Agent of the Fund, be exchanged for shares of Income Portfolio. Certificates for Income Portfolio shares will be issued only upon written request.

               The consummation of the Plan is subject to the conditions set forth therein. The Plan may be terminated at any time prior to the Closing Date, before or after approval by shareholders of the Portfolio, by resolution of the Board of Directors of the Fund, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

               Approval of the  Plan will require  the affirmative vote  of the holders of a majority of the outstanding voting securities of the Portfolio, as defined by the 1940 Act. If the Reorganization is not approved by the shareholders of the Portfolio, the Board of Directors of the Fund intends to terminate and liquidate the Portfolio on or before December 27, 1995. The shareholders of the Portfolio, in the event the Reorganization is not approved, would be notified promptly by ISI of the options shareholders would have to avail themselves of prior to liquidation. The primary options would be (1) exchanging shares of the Portfolio for shares of the Income Portfolio or any other portfolio of the Fund, or (2) complete redemption of shares. Any shareholders who had not availed themselves of options (1) or (2) prior to December 27, 1995, would receive a liquidating distribution from the Portfolio (option 3). All such options could involve a taxable transaction to the shareholder.

               THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
          RECOMMENDS APPROVAL OF THE PLAN.

               Description of Shares of Income Portfolio. Full and fractional shares of common stock of Income Portfolio will be issued to shareholders of the Portfolio in accordance with the procedures under the plan as described above. Each share will be fully paid and non-assessable and will be redeemable at the net asset value per share (subject to the CDSC discussed above), and will have no preemptive or conversion rights. See "Comparative Information on Shareholder Rights" below for additional information with respect to the shares of Income Portfolio.

               Federal Income Tax Consequences. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 (a) (1) (C) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the Reorganization by Income Portfolio, the Portfolio, or the shareholders of the Portfolio. As a condition to the closing of the Reorganization, the Fund, on behalf of the Portfolio and Income Portfolio, will have received an opinion from the law firm of Dechert Price & Rhoads to that effect. That opinion will be based in part upon representations made by the Fund on behalf of the Portfolio and Income Portfolio and certain facts and assumptions.

               Shareholders of the Portfolio should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of the Portfolio should also consult their tax advisers as to state, local, and other tax consequences, if any, of the Reorganization.

               Capitalization. The following table, which is unaudited, shows the capitalization of the Portfolio and Income Portfolio as of June 30, 1995, as well as the pro forma combined capitalization of both funds assuming the Reorganization had been approved.

                             Income Portfolio   The Portfolio   Pro Forma
                             ________________   _____________   _________

           Net assets               $27,584,603   $2,962,190   $30,546,793
           Net asset value per
           share                         $50.03       $39.91        $50.03
           Shares outstanding           551,410       74,220       610,618

               The Reorganization is being accounted for by Income Portfolio by the method used for a tax-free reorganization of an investment company. Under this method (sometimes referred to as a "pooling without restatement"), the aggregate net asset value of the Income Portfolio shares issued will equal the aggregate net asset value of the Portfolio.

               Expenses of the Transaction. The expenses relating to the Reorganization will be borne as follows: ISI and the Portfolio will each pay 20% and Income Portfolio will pay 60% of the expenses incurred in connection with entering into and consummating the transaction contemplated by the Agreement and Plan of Reorganization.

          5.   Comparative Information on Shareholder Rights.

               General.   The  Portfolio  and  Income  Portfolio  are  each
          governed by the Articles of Incorporation of the Fund, the Fund's By-Laws, and applicable Maryland law.

               As  a  result  of the  Reorganization,  shareholders  of the
          Portfolio will have identical voting rights and rights upon dissolution as they currently have with respect to the Fund. As shareholders of Income Portfolio, shareholders of the Portfolio will continue to have one vote for each share of stock for which they are record owners, together with pro-rata voting rights for any fractional shares held. The Fund is not required to hold annual meetings unless specifically required to do so under applicable law or regulation. If at any time, less than a majority of the directors of the Fund then in office shall consist of directors elected by stockholders, a meeting of shareholders shall be called by the Fund for the purpose of electing directors. A special meeting of the shareholders will be called at the request of shareholders entitled to cast at least 25% of all votes entitled to be cast at the meeting, provided the shareholders calling such special meeting have committed to paying the reasonably estimated cost of preparing for and holding such meeting.

          6.   Information About the Portfolios.

               Information concerning the operation and management of the Portfolio and Income Portfolio is incorporated herein by reference from the current prospectus of the Fund dated May 1, 1995, as supplemented October 1, 1995 and October 25, 1995. Additional information is included in the Statement of Additional Information dated May 1, 1995, as supplemented October 25, 1995, which has been filed with the Securities and Exchange Commission. A copy of that Statement is available upon request and without charge by calling 1-800-972-9030. Reports and other information filed by the Fund including charter documents, can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission, located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Atlanta Regional Office of the Securities and Exchange Commission, 3475 Lenox Road, Suite 1000, Atlanta, Georgia 30326. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

          Certain Affiliations

               INVESCO Services, Inc., the Fund's investment adviser, manager and distributor, INVESCO Capital Management, Inc., the sub-adviser to Income Portfolio, and INVESCO Management & Research, Inc., the sub-adviser to the Portfolio, each are controlled by INVESCO PLC, an English public limited company which is a holding company of global investment managers.

          Financial Statements and Experts

               The financial statements of the Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 1994, included in the Statement of Additional Information to this Proxy/Prospectus, and incorporated by reference herein, have been included and incorporated herein in reliance on the report of Price Waterhouse LLP, independent certified public accounts.

          Legal Matters

               Certain legal matters concerning the issuance of shares of Income Portfolio will be passed upon by Kirkpatrick & Lockhart, LLP. Dechert Price & Rhoads will render an opinion as to certain Federal income tax consequences of the Reorganization.

               THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN OF REORGANIZATION, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

          Shareholder Proposals for Subsequent Meetings

               The Fund does not, as a general matter, hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders should send such proposals to the principal executive offices of the Fund, located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. It is suggested that proposals be submitted by certified mail, return receipt requested.

                                    Other Business

               The Directors of the Fund know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of the Directors.

               If you cannot attend the Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

                                  Voting Information

               Proxies from the shareholders of the Portfolio are being solicited by the Board of Directors of the Fund for the Special Meeting to be held on December 14, 1995, at the Fund's offices at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 at 10:00 a.m. (local time), or at such later time made necessary by adjournment. A proxy may be revoked at any time at or before the meeting by oral or written notice to the Secretary of the Fund. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization. Approval of the Plan and the Reorganization will require the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present, but which have not been voted. For this reason, abstention and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining approval of the Plan of Reorganization.

               Proxies are to be solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers, employees or agents of INVESCO Services, Inc. and its affiliates.

               Shareholders of the Portfolio of record at the close of business on October 31, 1995 ("Record Date") will be entitled to vote at the Special Meeting or any adjournment thereof. The holders of one third of the shares of the Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of September 30, 1995, as shown on the books of the Portfolio, there were issued and outstanding 75,823 shares of common stock of the Portfolio. As of September 30, 1995, as shown on the books of Income Portfolio, there were issued and outstanding 554,507 shares of common stock of Income Portfolio.

               In the event that a quorum is present at the meeting, but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote whose proxies which they are entitled to vote FOR the Plan in favor of such an adjournment and will vote those proxies which they are required to vote AGAINST the Plan against any such adjournment.

               The votes of the shareholders of Income Portfolio are not being solicited, since their approval or consent is not necessary for the Reorganization to take place.

               As of September 30, 1995, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of Income Portfolio and the following persons owned of record or beneficially 5% or more of Income Portfolio's outstanding shares: Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32216 owned 57,221 shares (10.31%). No person presently may be deemed to control Income Portfolio by virtue of the ownership of 25% or more of the outstanding securities of Income Portfolio, nor is it anticipated that any person will so control Income Portfolio after the Reorganization.

               As of September 30, 1995, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Portfolio and the following persons of record or beneficially owned 5% or more of the Portfolio's outstanding shares: Home Missioners of America, P.O. Box 465618, Cincinnati, OH 46246 owned 4,007 shares (5.28%); Henry Fischer Builder, Inc. 2670 Chancellor Drive, Crestview Hills, KY 41017 owned 25,165 shares (33.18%); and National Financial Service Corp., F/B/O Customers, 1 World Financial Center, 200 Liberty, New York, NY 10281 owned 5,156 shares (6.80%). Henry Fischer and Elaine Fischer, trustee for Henny Fischer Builder, Inc., may be deemed to control the Portfolio by virtue of its ownership of 33.18% of the outstanding securities of the Portfolio. No present shareholder of the Portfolio is expected to own 5% or more of Income Portfolio following the Reorganization.

                                                                 APPENDIX A

                         AGREEMENT AND PLAN OF REORGANIZATION


               THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 25th day of October, 1995, by and between Income Portfolio (the "Acquiring Fund"), a series of The EBI Funds, Inc. ("The EBI Funds"), a Maryland corporation with its principal place of business at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, and Relative Return Bond Portfolio (the "Acquired Fund"), a separate series of The EBI Funds.

               This Agreement is intended to be and is adopted as a plan of
          Reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, ($0.001 par value per share), of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the constructive distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

               WHEREAS, The EBI Funds is an open-end, registered investment company of the management type, and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

               WHEREAS, The EBI Funds is authorized to issue its shares of common stock in separate series, including the Acquiring Fund and the Acquired Fund, each of which maintains a separate and distinct portfolio of assets;

               WHEREAS, the Board of Directors of The EBI Funds, on behalf of the Acquiring Fund, has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

               WHEREAS, the Board of Directors of The EBI Funds, on behalf of the Acquired Fund, has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

               NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

          1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND'S SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

               1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, The EBI Funds on behalf of the Acquired Fund agrees to transfer all of the Acquired Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund, and The EBI Funds on behalf of the Acquired Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

               1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest receivables, claims and rights of action, rights to register shares under applicable securities laws, and books and records, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

               1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by Fund/Plan Services, Inc., the transfer agent of the Acquired Fund and the Acquiring Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected on that unaudited statement of assets and liabilities and shall not assume any other liabilities.

               1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Acquired Fund shall take any further actions in connection with its liquidation as required by applicable law. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Valuation Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange except upon request by a shareholder of the Acquired Fund.

               1.5 Ownership of Acquiring Fund Shares will be shown on the share transfer books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in The EBI Funds' then-current prospectus and statement of additional information.

          2.   VALUATION

               2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the normal close of business of the New York Stock Exchange on December 15, 1995, the Valuation Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in The EBI Funds' then-current prospectus or statement of additional information.

               2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in The EBI Funds' then-current prospectus or statement of additional information.

               2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

               2.4 All computations of value with respect to the Acquiring Fund shall be made by Fund/Plan Services, Inc. in accordance with its regular practice for the Funds.

          3.   CLOSING AND CLOSING DATE

               3.1 The Closing Date shall be December 18, 1995 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately before the start of business on the Closing Date unless otherwise agreed to by the parties. The start of business on the Closing Date shall be as of 9:00 a.m., New York time. The Closing shall be held at the offices of INVESCO Services, Inc., Atlanta, Georgia or at such other place and time as the parties shall mutually agree. If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net asset value of Acquired Fund and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

               3.2 United Missouri Bank of Kansas City, N.A., as custodian for The EBI Funds (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund; and (b) all necessary taxes including without limitation all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

               3.3 Fund/Plan Services, Inc. (the "Transfer Agent"), on behalf of each of the Acquired Fund and the Acquiring Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

          4.   REPRESENTATIONS AND WARRANTIES

               4.1 The EBI Funds, with respect to the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

               (a) The EBI Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

               (b) The EBI Funds is a registered open-end investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company with respect to each series of Shares it offers, including those of the Acquired Fund, under the Investment Company Act of 1940 (the "1940 Act") and the registration of its shares under the Securities Act of 1933 (the "1933 Act") are in full force and effect;

               (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund or The EBI Funds is a party or by which either is bound;

               (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to it prior to the Closing Date;

               (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The
          Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (f) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1994, has been audited by Price Waterhouse, independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

               (g) Since December 31, 1994, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

               (h) At the Closing Date, all material Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

               (j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

               (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, subject to the shareholder approval referred to in Section 5, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of The EBI Funds' Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

               (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

               4.2 The EBI Funds, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

               (a) The EBI Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

               (b) The EBI Funds is a registered open-end investment company and its registration with the Commission as an investment company with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and the registration of its shares under the 1933 Act, are in full force and effect;

               (c) The current prospectus and statement of additional information of The EBI Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

               (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a material violation of The EBI Funds' Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or The EBI Funds is a party or by which either is bound;

               (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (g) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1994, has been audited by Price Waterhouse, independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

               (h)  Since  December  31,  1994,  there  has  not  been  any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change;

               (i) At the Closing Date, all material Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of The EBI Funds, as issuer of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (l)  The Acquiring Fund Shares to be issued and delivered to
          the  Acquired  Fund,  for  the  account  of  the   Acquired  Fund
          Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

               (m) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

               (n) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

               (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date; and

               (p) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

          5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

               5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

               5.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

               5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

               5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

               5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

               5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

               The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

               6.1 All representations and warranties of The EBI Funds on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

               6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

               6.3 The Acquired Fund shall have received on the Closing Date the opinion of Kirkpatrick & Lockhart, LLP, counsel to the Acquired Fund, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, that:

               (a) The EBI Funds has been duly formed and is validly existing and in good standing under the laws of the State of Maryland; (b) the Acquiring Fund has the power to carry on its business, including that of the Acquiring Fund, as presently conducted; (c) the Agreement has been duly authorized, executed and delivered by The EBI Funds on behalf of the Acquiring Fund and constitutes a valid and legally binding obligation of The EBI Funds on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not and the exchange of the Acquired Fund's assets for shares of the Acquiring Fund pursuant to the Agreement will not violate The EBI Funds' Articles of Incorporation or Bylaws or result in a default under or breach of any of the agreements filed as exhibits to (or incorporated by reference in) The EBI Funds' most recent post-effective amendment of its registration statement on Form N-1A; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by The EBI Funds on behalf of the Acquiring Fund under the Federal laws of the United States or the State of Maryland for the exchange of the Acquired Fund's assets for shares of the Acquiring Fund, pursuant to the Agreement have been obtained or made.

          7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

               The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

               7.1 All representations and warranties of The EBI Funds with respect to the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

               7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

               7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of The EBI Funds with respect to the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

               7.4 The Acquiring Fund shall have received on the Closing Date the opinion of Kirkpatrick & Lockhart LLP, counsel to the Acquiring Fund dated as of the Closing Date, that:

               (a) The EBI Funds has been duly formed and is validly existing and in good standing under the laws of the State of Maryland; (b) The EBI Funds has the power to carry on its business, including that of the Acquired Fund, as presently conducted; (c) the Agreement has been duly authorized, executed and delivered by The EBI Funds with respect to the Acquired Fund and constitutes a valid and legally binding obligation of The EBI Funds with respect to the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not and the exchange of the Acquired Fund's assets for shares of the Acquiring Fund pursuant to the Agreement will not violate The EBI Funds' Articles of Incorporation or Bylaws or result in a default under or breach of any of the agreements filed as exhibits to (or incorporated by reference in) The EBI Funds' most recent post-effective amendment of its registration statement on Form N-1A; (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by The EBI Funds with respect to the Acquired Fund under the Federal laws of the United States or the State of Maryland for the exchange of the Acquired Fund's assets for shares of the Acquiring Fund, pursuant to the Agreement have been obtained or made; and (f) the shares of the Acquiring Fund to be distributed to Acquired Fund stockholders under this Agreement, assuming due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable.

          8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

               If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

               8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of The EBI Funds' Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

               8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

               8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

               8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

               8.5 The parties shall have received the opinion of Dechert Price & Rhoads, counsel to INVESCO Services, Inc. addressed to The EBI Funds substantially to the effect that the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the parties. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

          9.   BROKERAGE FEES AND EXPENSES

               9.1 The EBI Funds on behalf of Acquiring Fund and The EBI Funds on behalf of the Acquired Fund each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

               9.2 The Acquired Fund shall pay 20% and the Acquiring Fund shall pay 60% of the expenses incurred in connection with entering into and consummating the transaction contemplated by this Agreement.

          10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

               10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

               10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

          11.  TERMINATION

               This Agreement and the transaction contemplated hereby may be terminated and abandoned by either party, by mutual agreement or by resolution of the party's Board of Directors at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of termination under this Section 11, there shall be no liability for damages on the part of either Fund, its officers, or Directors.

          12.  AMENDMENTS

               This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

          13.  NOTICES

               Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquired Fund, 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, Attention:
          Mark F. Moots, Jr. or to the Acquiring Fund, 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, Attention: Mark F. Moots, Jr.

          14.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

               14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

               14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

               14.4 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of The EBI Funds personally, but bind only the property of the Acquiring Fund. The execution and delivery of this Agreement have been authorized by the Directors of The EBI Funds and signed by authorized officers of the Acquiring Fund acting as such, and neither such authorization by such Directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund.

               14.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of The EBI Funds personally, but bind only the property of the Acquired Fund. The execution and delivery of this Agreement have been authorized by the Directors of The EBI Funds and signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund.

               14.6 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

          Attest:                  THE EBI FUNDS, INC.
                                       on behalf of
                                   INCOME PORTFOLIO



          /s/Tony D. Green         By:  /s/Hubert L. Harris, Jr.
             Secretary


          Attest:                  THE EBI FUNDS, INC.
                                       on behalf of
                                   RELATIVE RETURN BOND PORTFOLIO


          /s/Tony D. Green         By: /s/Hubert L. Harris, Jr.
          Secretary

                                                                 APPENDIX B

                                        PROXY

                                 THE EBI FUNDS, INC.
                  SPECIAL MEETING OF SHAREHOLDERS, December 14, 1995

               The undersigned hereby appoints Mark. F. Moots, Jr. and Tony
          D. Green, and each of them, his attorneys and proxies with full power of substitution, to vote and act with respect to all shares of Relative Return Bond Portfolio (the "Portfolio"), a series of The EBI Funds, Inc. (the "Fund") of the undersigned at the Special Meeting of Shareholders of the Portfolio to be held at 10:00 a.m., (local time) on December 14, 1995 at offices of the Fund, 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND. The Board of Directors recommends that you vote FOR the following proposal:

          I. Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Portfolio by the Income Portfolio in exchange for shares of Income Portfolio, the distribution of such Income Portfolio shares to shareholders of the Portfolio, and the subsequent dissolution of the Portfolio.


                              FOR [   ]    AGAINST [   ]     ABSTAIN [   ]

               This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTE FOR THIS PROPOSAL.

                         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                         DATED:  _____________________, 1995

                         _______________________________________

                         _______________________________________
                         Signature(s) of Shareholder(s)

          This Proxy must be signed exactly as your name(s) appear hereon. If as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                         THE ENCLOSED POSTAGE PAID ENVELOPE.